UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Rule 14a-101)

Filed by the Registrant [X] Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

LADENBURG THALMANN FINANCIAL SERVICES INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[X]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

Commencing on January 6, 2020, AG Artemis Holdings, L.P. sent the following letters to certain employees and financial advisors, respectively, of Ladenburg Thalmann Financial Services Inc. and its subsidiaries:

*     *     *     *     *

PRELIMINARY NON-BINDING SOLICITATION OF INDICATIONS OF INTEREST (Employee Form)

Dear (employee name),

We are excited about the Advisor Group’s pending announced acquisition of Ladenburg Thalmann. We believe it will create an industry leader with approximately 11,300 financial advisors and over $450 billion in client assets. We also believe the combined company will form the leading multi-custodial and multi-clearing network of firms, supporting financial advisors through multiple distinct brands, business models and cultures. Following the acquisition, the ultimate parent of Advisor Group and Ladenburg Thalmann will be AG Artemis Holdings, L.P., a Delaware limited partnership. The purpose of this communication is to solicit preliminary non-binding indications of interest, if any, in investing in AG Artemis Holdings, L.P.

Based on your income, we believe you qualify as an accredited investor and, as a valued employee of the Ladenburg Thalmann companies, in connection with the close of Advisor Group’s purchase of Ladenburg Thalmann, you may be offered the opportunity to invest in AG Artemis Holdings, L.P. Solicitations of preliminary non-binding indications of interest are only being sent to certain employees and advisors that we believe are accredited investors and will be either employed by or affiliated with Advisor Group Holdings on the date of closing of the acquisition of Ladenburg Thalmann.

The offer to purchase AG Artemis Holdings, L.P. limited partnership interests will only be made pursuant to an Offering Memorandum, which will be forthcoming. You should carefully review the Offering Memorandum and consult with professional financial and tax advisors before investing as it will contain certain risk factors and discuss illiquidity and other restrictions regarding the interests. The Offering Memorandum will contain a description of these matters and other important information about AG Artemis Holdings, L.P. and should be read carefully before investing.

At this point, we are seeking only a preliminary non-binding indication of your interest, if any, in investing in AG Artemis Holdings, L.P. The offering will be made with a minimum initial investment of $25,000 and your investment would be funded in cash and/or from proceeds, if any, that you are entitled to receive in connection with the acquisition closing. To the extent that you currently hold shares of common stock in Ladenburg Thalmann, please also provide us with information on the number of shares that you own so we can provide you with additional information about funding logistics.

Please reply to this email prior to January 14, 2020 with (i) the dollar amount you may wish to invest subject to receiving and reviewing the Offering Memorandum and executing the applicable subscription documents, (ii) the expected source of funding for your investment, (iii) if you own shares of common stock in Ladenburg Thalmann, the number of shares that you currently own and (iv) that you are an “accredited investor” (as defined in Rule 501 of Regulation under the Securities Act of 1933, as amended).

Should you have any questions, you can reply to this email or email questions directly to agequity@advisorgroup.com.

Sincerely,

AG Artemis Holdings, L.P.

THIS EMAIL AND ANY COMMUNICATION OF WHICH IT FORMS A PART ARE NEITHER AN OFFER TO SELL, NOR A SOLICITATION OF AN OFFER TO PURCHASE, ANY SECURITIES. NO SALES OF THE SECURITIES WILL BE MADE OR COMMITMENT TO PURCHASE ACCEPTED UNTIL THE DELIVERY OF AN OFFERING MEMORANDUM THAT INCLUDES ADDITIONAL INFORMATION ABOUT THE COMBINATION OF ADVISOR GROUP AND LADENBURG THALMANN AND THE OFFERING OF THE LIMITED PARTNERSHIP INTERESTS OF AG ARTEMIS HOLDINGS, L.P. AG ARTEMIS HOLDINGS, L.P. MAY DETERMINE, IN ITS SOLE DISCRETION, WHETHER TO OFFER PARTNERSHIP INTERESTS TO ANY PERSON AND THE TERMS AND CONDITIONS APPLICABLE TO ANY SUCH OFFERING OF PARTNERSHIP INTERESTS.

A PRELIMINARY NON-BINDING INDICATION OF INTEREST MADE BY A PROSPECTIVE INVESTOR INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND BY THE PROSPECTIVE INVESTOR, ADVISOR GROUP, LADENBURG THALMANN OR AG ARTEMIS HOLDINGS, L.P. THE OFFERING, IF ANY, WILL BE MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE FEDERAL AND STATE SECURITIES LAWS.

Please note that this email includes forward-looking statements, which relate to future events or future performance or financial condition. Words such as “believe”, “intend”, “expect”, “project”, “anticipate” and “future” or similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future EVENTS, performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors.

This email is being provided on a confidential basis and is intended solely for the information of the person(s) to whom it has been transmitted. This e-mail and any related materials are not intended for distribution to or use by any person or entity in any jurisdiction or country where such distribution or use would be contrary to applicable law or regulations.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the proposed merger (the “Merger”) between Ladenburg Thalmann Financial Services Inc. (“Ladenburg” or the “Company”) and Harvest Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Advisor Group Holdings, Inc. (“Advisor Group”), and other transactions contemplated by the Agreement and Plan of Merger, dated as of November 11, 2019 (the “Merger Agreement”), by and among Ladenburg, Advisor Group and Merger Sub. In connection with the Merger, the Company has filed relevant materials with the SEC, including the Definitive Proxy Statement filed on December 26, 2019. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and shareholders are able to obtain copies of the documents free of charge at the SEC’s website (http://www.sec.gov). Investors and shareholders may also obtain copies of documents filed by the Company with the SEC by contacting the Company at Investor Relations, Ladenburg Thalmann Financial Services Inc., 4400 Biscayne Boulevard, 12th Floor, Miami, Florida 33137, by email at CorporateRelations@ladenburg.com, or by visiting the Company’s website (http://ir.stockpr.com/ladenburg).

Participants in Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of shares of the Company’s Common Stock (“Shares”) in connection with the proposed Merger. Information about the Company’s directors and executive officers is available in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 30, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement and other relevant materials filed with the SEC regarding the proposed Merger. Investors and shareholders should read the Definitive Proxy Statement carefully before making any investment or voting decisions.

Forward-looking Statements

This document may contain forward-looking statements. Forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Ladenburg’s and Advisor Group’s control. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated, including, but not limited to: (i) the timing to consummate the proposed Merger; (ii) the risk that a condition to closing of the proposed Merger may not be satisfied and the Merger may not close; (iii) the risk that a regulatory approval that may be required for the proposed Merger is delayed, is not obtained or is obtained subject to conditions that are not anticipated; (iv) the risk that a sufficient number of Shares are not voted in favor of the proposed Merger; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vi) the effect of the announcement or pendency of the Merger on Ladenburg’s business relationships, operating results, and business generally; (vii) risks that the proposed Merger disrupts current operations of Ladenburg and potential difficulties in Ladenburg employee retention as a result of the Merger; (viii) risks related to diverting management’s attention from the Ladenburg’s ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against Ladenburg related to the Merger Agreement or the Merger; and (x) the amount of the costs, fees, expenses and other charges related to the Merger. Readers should carefully review the risks and uncertainties disclosed in Ladenburg’s reports with the SEC, including those set forth in Part I, “Item 1A. Risk Factors” in Ladenburg’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent Quarterly Reports on Form 10-Q and other reports or documents Ladenburg’s files with, or furnishes to, the SEC from time to time.

PRELIMINARY NON-BINDING SOLICITATION OF INDICATIONS OF INTEREST (Advisor Form)

Dear (Advisor),

We are excited about the Advisor Group’s pending announced acquisition of Ladenburg Thalmann. We believe it will create an industry leader with approximately 11,300 financial advisors and over $450 billion in client assets. We also believe the combined company will form the leading multi-custodial and multi-clearing network of firms, supporting financial advisors through multiple distinct brands, business models and cultures. Following the acquisition, the ultimate parent of Advisor Group and Ladenburg Thalmann will be AG Artemis Holdings, L.P., a Delaware limited partnership. The purpose of this communication is to solicit preliminary non-binding indications of interest, if any, in investing in AG Artemis Holdings, L.P.

Based on your GDC, we believe you qualify as an accredited investor and, as a valued advisor affiliated with the Ladenburg Thalmann companies, in connection with the close of Advisor Group’s purchase of Ladenburg Thalmann, you may be offered the opportunity to invest in AG Artemis Holdings, L.P. Solicitations of preliminary non-binding indications of interest are only being sent to certain employees and advisors that we believe are accredited investors and will be either employed by or affiliated with Advisor Group Holdings on the date of closing of the acquisition of Ladenburg Thalmann.

The offer to purchase AG Artemis Holdings, L.P. limited partnership interests will only be made pursuant to an Offering Memorandum, which will be forthcoming. You should carefully review the Offering Memorandum and consult with professional financial and tax advisors before investing as it will contain certain risk factors and discuss illiquidity and other restrictions regarding the interests. The Offering Memorandum will contain a description of these matters and other important information about AG Artemis Holdings, L.P. and should be read carefully before investing.

At this point, we are seeking only a preliminary non-binding indication of your interest, if any, in investing in AG Artemis Holdings, L.P. The offering will be made with a minimum initial investment of $75,000 and your investment would be funded in cash and/or from proceeds, if any, that you are entitled to receive in connection with the acquisition closing. To the extent that you currently hold shares of common stock in Ladenburg Thalmann, please also provide us with information on the number of shares that you own so we can provide you with additional information about funding logistics.

Please reply to this email prior to January 14, 2020 with (i) the dollar amount you may wish to invest subject to receiving and reviewing the Offering Memorandum and executing the applicable subscription documents, (ii) the expected source of funding for your investment, (iii) if you own shares of common stock in Ladenburg Thalmann, the number of shares that you currently own and (iv) that you are an “accredited investor” (as defined in Rule 501 of Regulation under the Securities Act of 1933, as amended).

Should you have any questions, you can reply to this email or email questions directly to agequity@advisorgroup.com.

Sincerely,

AG Artemis Holdings, L.P.

THIS EMAIL AND ANY COMMUNICATION OF WHICH IT FORMS A PART ARE NEITHER AN OFFER TO SELL, NOR A SOLICITATION OF AN OFFER TO PURCHASE, ANY SECURITIES. NO SALES OF THE SECURITIES WILL BE MADE OR COMMITMENT TO PURCHASE ACCEPTED UNTIL THE DELIVERY OF AN OFFERING MEMORANDUM THAT INCLUDES ADDITIONAL INFORMATION ABOUT THE COMBINATION OF ADVISOR GROUP AND LADENBURG THALMANN AND THE OFFERING OF THE LIMITED PARTNERSHIP INTERESTS OF AG ARTEMIS HOLDINGS, L.P. AG ARTEMIS HOLDINGS, L.P. MAY DETERMINE, IN ITS SOLE DISCRETION, WHETHER TO OFFER PARTNERSHIP INTERESTS TO ANY PERSON AND THE TERMS AND CONDITIONS APPLICABLE TO ANY SUCH OFFERING OF PARTNERSHIP INTERESTS.

A PRELIMINARY NON-BINDING INDICATION OF INTEREST MADE BY A PROSPECTIVE INVESTOR INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND BY THE PROSPECTIVE INVESTOR, ADVISOR GROUP, LADENBURG THALMANN OR AG ARTEMIS HOLDINGS, L.P. THE OFFERING, IF ANY, WILL BE MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE FEDERAL AND STATE SECURITIES LAWS.

Please note that this email includes forward-looking statements, which relate to future events or future performance or financial condition. Words such as “believe”, “intend”, “expect”, “project”, “anticipate” and “future” or similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future EVENTS, performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors.

This email is being provided on a confidential basis and is intended solely for the information of the person(s) to whom it has been transmitted. This e-mail and any related materials are not intended for distribution to or use by any person or entity in any jurisdiction or country where such distribution or use would be contrary to applicable law or regulations.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the proposed merger (the “Merger”) between Ladenburg Thalmann Financial Services Inc. (“Ladenburg” or the “Company”) and Harvest Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Advisor Group Holdings, Inc. (“Advisor Group”), and other transactions contemplated by the Agreement and Plan of Merger, dated as of November 11, 2019 (the “Merger Agreement”), by and among Ladenburg, Advisor Group and Merger Sub. In connection with the Merger, the Company has filed relevant materials with the SEC, including the Definitive Proxy Statement filed on December 26, 2019. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and shareholders are able to obtain copies of the documents free of charge at the SEC’s website (http://www.sec.gov). Investors and shareholders may also obtain copies of documents filed by the Company with the SEC by contacting the Company at Investor Relations, Ladenburg Thalmann Financial Services Inc., 4400 Biscayne Boulevard, 12th Floor, Miami, Florida 33137, by email at CorporateRelations@ladenburg.com, or by visiting the Company’s website (http://ir.stockpr.com/ladenburg).

Participants in Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of shares of the Company’s Common Stock (“Shares”) in connection with the proposed Merger. Information about the Company’s directors and executive officers is available in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 30, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement and other relevant materials filed with the SEC regarding the proposed Merger. Investors and shareholders should read the Definitive Proxy Statement carefully before making any investment or voting decisions.

Forward-looking Statements

This document may contain forward-looking statements. Forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Ladenburg’s and Advisor Group’s control. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated, including, but not limited to: (i) the timing to consummate the proposed Merger; (ii) the risk that a condition to closing of the proposed Merger may not be satisfied and the Merger may not close; (iii) the risk that a regulatory approval that may be required for the proposed Merger is delayed, is not obtained or is obtained subject to conditions that are not anticipated; (iv) the risk that a sufficient number of Shares are not voted in favor of the proposed Merger; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vi) the effect of the announcement or pendency of the Merger on Ladenburg’s business relationships, operating results, and business generally; (vii) risks that the proposed Merger disrupts current operations of Ladenburg and potential difficulties in Ladenburg employee retention as a result of the Merger; (viii) risks related to diverting management’s attention from the Ladenburg’s ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against Ladenburg related to the Merger Agreement or the Merger; and (x) the amount of the costs, fees, expenses and other charges related to the Merger. Readers should carefully review the risks and uncertainties disclosed in Ladenburg’s reports with the SEC, including those set forth in Part I, “Item 1A. Risk Factors” in Ladenburg’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent Quarterly Reports on Form 10-Q and other reports or documents Ladenburg’s files with, or furnishes to, the SEC from time to time.